EXHIBIT 99.1

PRESS RELEASE

QRS Reports Fourth Quarter and Full Year 2003 Results

The Company Launches QRS IMPACT™ for Product Information Management

RICHMOND, Calif. – February 12, 2004 – QRS Corporation (Nasdaq: QRSI) announced today the results of its fourth quarter and fiscal year ended December 31, 2003.

The Company reported revenue of $30.7 million for the fourth quarter 2003, compared to $31.3 million for the third quarter 2003. Full year revenue was $123.3 million for 2003, compared to $136.0 million for 2002.

The Company reported a fourth quarter net loss of $5.9 million, or 37 cents per share, which included $8.2 million of licensed technology, restructuring and impairment charges. This result compares to a net loss of $3.5 million, or 22 cents per share, for the third quarter 2003, which included $5.3 million of restructuring charges. For the full year, the Company reported a net loss of $6.7 million, or 42 cents per share, which included $13.5 million of licensed technology, restructuring and impairment charges. This result compares to a net loss of $4.1 million, or 26 cents per share, for 2002.

Excluding licensed technology, restructuring and impairment charges, non-GAAP fourth quarter net income was $2.4 million, or 14 cents per diluted share, compared to non-GAAP third quarter 2003 net income of $1.8 million, or 11 cents per diluted share. Full year non-GAAP net income was $6.9 million, or 42 cents per diluted share, compared to a net loss of $4.1 million, or 26 cents per share, for 2002.

“QRS non-GAAP operating results for 2003 were in line with our expectations and we continued to reduce our cost structure while investing for growth,” said Liz Fetter, President and CEO of QRS. “The Company is committed to bringing new collaborative commerce solutions like QRS IMPACT™ to market as we transition to new long-term growth drivers for the Company.”

The Company reported a fourth quarter gross margin of 50%, which compares to 50% in the third quarter 2003. Full year gross margin increased from 47% in 2002 to 50% in 2003.

Fourth quarter total operating expenses were $21.3 million, compared to $19.2 million for the third quarter 2003. Full year operating expenses were $68.3 million, compared to $69.0 million for 2002. Excluding licensed technology, restructuring and impairment charges, non-GAAP fourth quarter operating expenses were $13.1 million, compared to non-GAAP third quarter 2003 operating expenses of $13.9 million. Non-GAAP full year operating expenses were $54.8 million, compared to non-GAAP operating expenses of $69.0 million for 2002.

Included in the $8.2 million fourth quarter charges were $1.8 million of licensed technology related to a source code license agreement, and roughly $150 thousand of trailing restructuring expenses associated with the third quarter consolidation of the development team. During the fourth quarter, the Company concluded that the estimated future cash flows from its QRS Sourcing™ product were not sufficient to support the remaining carrying value of the intangible and other assets associated with its 2000 acquisition of Rockport Trade Systems, Inc. and its 2002 purchase of IBM CrossWorlds licenses. As a result, the Company wrote off the remaining $6.3 million of associated intangible and other assets. The Company remains committed to supporting its existing QRS Sourcing customers.

The cash and marketable securities balance at the end of the quarter was $38.1 million, up from $37.0 million at the end of the third quarter 2003.

The Company recently finalized an agreement related to its unoccupied building in Richmond, California, resulting in a $6.4 million decrease in future cash obligations. As a result, the Company believes the restructuring charges previously taken will cover all remaining obligations related to this facility.

Recent QRS accomplishments include:

•	Deepening Relationships in General Merchandise and Apparel (GMA). In the fourth quarter, QRS signed contracts for its collaborative commerce solutions with many leading general merchandise and apparel (GMA) companies including Burberry’s Wholesale; Charles David; Ferragamo USA; Goody’s; Holt Renfrew; Jockey; Sears, Roebuck and Co.; and Stride Rite.

•	Expanding to New Retail Segments. QRS continued to win business with companies in retail segments adjacent to North American GMA. The Company’s target retail segments outside of GMA include the consumer packaged goods, hardlines, do-it-yourself, sporting goods, consumer electronics and health and beauty segments. In the fourth quarter, QRS signed contracts with leading companies in these segments, including: Raley’s; Gund; Henredon Furniture; Waterford Wedgwood; Tabletops Unlimited; Montblanc; Pentel; Prince Sports; Rollerblade; Samsung America; Intercosmetics; and Shiseido Canada.

•	Enhancing the Product Portfolio. In January 2004, QRS introduced QRS IMPACT for product information management. The combination of QRS IMPACT and QRS Catalogue™ makes QRS the only company to offer an end-to-end item data synchronization solution built for the complex needs of the North American retail industry. While continuing to strengthen its core product offerings, the Company is preparing to launch new solutions built on its Intelligent Transaction Management (ITM) platform.

The Company currently expects first quarter 2004 revenue to be in the $29 million to $31 million range. Incremental sales and marketing expenses associated with the first quarter launch of the new QRS IMPACT product and potentially lower revenues may lead to an operating loss in the first quarter 2004.

Conference Call Information

In conjunction with the earnings release, the Company will hold a conference call at 2:00 p.m. PT (5:00 p.m. ET) on February 12, 2004. The conference call can be accessed via telephone at 877.580.9103 (toll-free) and 610.794.9303 (international) with passcode QRS and leader name Liz Fetter. The call will be webcast and can be accessed at www.qrs.com. Telephone replay will be available beginning February 12, 2004, after 4:00 p.m. PT (7:00 p.m. ET) at 800.678.8936 (toll-free) and 402.998.1600 (international). The replay of the webcast will also be available at www.qrs.com.

About QRS

QRS (Nasdaq: QRSI) is a technology company that serves the global retail trading community. We offer collaborative commerce solutions that drive a new standard for global brand execution. At QRS, we manage the flow of critical commerce information and leverage our retail technology expertise to address fundamental industry challenges such as global data synchronization, mandate compliance, transaction outsourcing and global trade management. QRS solutions help over 10,000* customers expand into new markets and channels, improve operational efficiency and differentiate their brand. Learn more about QRS at www.qrs.com.

*Based on total, unique QRS corporate customers that purchased or licensed QRS products and services between January and December 2003.

# # #

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements regarding future events and the future financial performance of QRS Corporation that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the documents filed by QRS Corporation with the SEC, specifically the most recent reports on Form 10-K, 8-K, and 10-Q, each as it may be amended from time to time, which identify important factors that could cause actual results to differ from those contained in the forward-looking statements, including risks associated with general economic conditions; specific conditions in the retail industry; competition; changes in senior management; rapid technological change in our industry; dependence upon key customers and their trading partners; ability to introduce and market acceptance of new products and services; the ability to successfully integrate and manage acquired businesses and technologies; customers’ willingness to purchase products or services offered through or in conjunction with third parties; and dependence upon IBM for e-commerce services, among others. QRS disclaims any obligation to update the forward-looking information contained in this news release.

© 2004 QRS Corporation. All Rights Reserved. QRS is a registered trademark and QRS IMPACT and QRS Catalogue are trademarks of QRS Corporation. All other trademarks belong to their respective owners.

CONTACT:

Guy Yalif Investor Relations QRS Corporation 510.965.4470 gyalif@qrs.com	Katherine Post Media Relations QRS Corporation 510.965.4521 kpost@qrs.com

QRS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Three and Twelve Months Ended December 31, 2003 and 2002

(Dollars in thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002
Revenues:
Software applications	$8,093	$8,058	$32,896	$35,457
Trading community management	16,541	17,565	66,400	73,698
Global services	6,078	6,338	24,051	26,879

Total revenues	30,712	31,961	123,347	136,034

Cost of revenues:
Software applications	2,176	2,158	8,971	11,052
Trading community management	7,660	8,467	31,722	37,738
Global services	5,375	5,557	21,128	23,873

Total cost of revenues	15,211	16,182	61,821	72,663

Gross profit	15,501	15,779	61,526	63,371

Operating expenses:
Sales and marketing	5,411	5,985	21,469	28,567
Service and product development	2,897	3,035	12,253	14,460
General and administrative	3,993	5,019	17,789	22,497
Amortization of other intangible assets	795	869	3,283	3,485
Licensed technology	1,750	—	1,750	—
Restructuring expenses	151	—	5,430	—
Impairment loss	6,333	—	6,333	—

Total operating expenses	21,330	14,908	68,307	69,009

Operating income (loss)	(5,829)	871	(6,781)	(5,638)
Interest income	89	138	435	721
Interest expense	(35)	(47)	(141)	(155)

Income (loss) from operations before income taxes	(5,775)	962	(6,487)	(5,072)
Income tax expense (benefit)	75	—	173	(998)

Net income (loss)	$(5,850)	$962	$(6,660)	$(4,074)

Basic net income (loss) per share	$(0.37)	$0.06	$(0.42)	$(0.26)

Shares used to compute basic net income (loss) per share	15,902,451	15,783,838	15,848,383	15,716,783

Diluted net income (loss) per share(1)	$(0.37)	$0.06	$(0.42)	$(0.26)

Shares used to compute diluted net income (loss) per share	15,902,451	15,798,389	15,848,383	15,716,783

(1)	Diluted loss per share for the three and twelve months ended December 31, 2003 and the twelve months ended December 31, 2002 was the same as basic loss per share for the three and twelve months ended December 31, 2003 and the twelve months ended December 31, 2002 because the potential common shares outstanding during the periods are anti-dilutive.

QRS CORPORATION

RECONCILIATION FROM GAAP TO NON-GAAP MEASURES OF PERFORMANCE

(Dollars in thousands, except share and per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2003	September 30, 2003	December 31, 2002	December 31, 2003	December 31, 2002
GAAP operating expenses	$21,330	$19,189	$14,908	$68,307	$69,009
Licensed technology	(1,750)	—	—	(1,750)	—
Restructuring expenses, R&D team consolidation(1)	(151)	(1,753)	—	(1,904)	—
Restructuring expenses, corporate HQ real estate(2)	—	(3,526)	—	(3,526)	—
Impairment loss	(6,333)	—	—	(6,333)	—

Non-GAAP operating expenses	$13,096	$13,910	$14,908	$54,794	$69,009

GAAP operating income (loss)	$(5,829)	$(3,497)	$871	$(6,781)	$(5,638)
Licensed technology	1,750	—	—	1,750	—
Restructuring expenses, R&D team consolidation(1)	151	1,753	—	1,904	—
Restructuring expenses, corporate HQ real estate(2)	—	3,526	—	3,526	—
Impairment loss	6,333	—	—	6,333	—

Non-GAAP operating income (loss)	$2,405	$1,782	$871	$6,732	$(5,638)

GAAP net income (loss)	$(5,850)	$(3,457)	$962	$(6,660)	$(4,074)
Licensed technology	1,750	—	—	1,750	—
Restructuring expenses, R&D team consolidation(1)	151	1,753	—	1,904	—
Restructuring expenses, corporate HQ real estate(2)	—	3,526	—	3,526	—
Impairment loss	6,333	—	—	6,333	—

Non-GAAP net income (loss)	$2,384	$1,822	$962	$6,853	$(4,074)

Non-GAAP diluted net income (loss) per share	$0.14	$0.11	$0.06	$0.42	$(0.26)

Shares used to compute non-GAAP diluted net income (loss) per share	16,642,340	16,224,711	15,798,389	16,125,904	15,716,783

GAAP operating income (loss)	$(5,829)	$(3,497)	$871	$(6,781)	$(5,638)
Depreciation and amortization of property and equipment	1,218	1,309	1,112	4,831	5,034
Amortization of capitalized service and product development costs	509	377	260	1,473	1,908
Amortization of software licenses and other	290	294	292	1,298	1,163
Amortization of other intangible assets	795	800	869	3,283	3,485
Stock-based compensation	297	121	99	501	615
Licensed technology	1,750	—	—	1,750	—
Restructuring expenses, R&D team consolidation(1)	151	1,753	—	1,904	—
Restructuring expenses, corporate HQ real estate(2)	—	3,526	—	3,526	—
Impairment loss	6,333	—	—	6,333	—

Adjusted EBITDA(3)	$5,514	$4,683	$3,503	$18,118	$6,567

(1)	Restructuring related to announcement on August 12, 2003 of the centralization of substantially all of the Company’s development team to its Richmond, California headquarters and the streamlining of other operations.
(2)	Restructuring related to unoccupied building adjacent to the Company’s headquarters in Richmond, California.
(3)	EBITDA is Earnings Before Interest, Taxes, Depreciation, and Amortization. Adjusted EBITDA further excludes stock-based compensation, licensed technology, restructuring expenses, and impairment loss.

We provide non-GAAP operating expense, operating income, net income, earnings per share data, and adjusted EBITDA in the press release as additional information for our operating results. The measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from operating expense, net income, and earnings per share measures used by other companies. We believe that this presentation of operating expense, operating income, net income, earnings per share data, and EBITDA provides useful information to investors regarding certain additional financial and business trends relating to our results of operations and our ability to produce cash flow. Management uses this information as additional indicators of underlying financial and business trends. No tax benefit or expense associated with the adjustments was used in these calculations.

QRS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share and per share amounts)

(Unaudited)

	December 31, 2003	December 31, 2002
ASSETS
Current assets:
Cash and cash equivalents	$31,419	$35,358
Marketable securities available-for-sale	5,203	1,998
Accounts receivable-net of allowance for doubtful accounts of $698 at December 31, 2003 and $1,613 at December 31, 2002	15,426	14,907
Prepaid expenses and other	2,730	3,061

Total current assets	54,778	55,324

Property and equipment:
Furniture and fixtures	2,109	1,780
Equipment	16,489	13,547
Leasehold improvements	2,128	1,921

	20,726	17,248
Accumulated depreciation and amortization	(13,045)	(8,703)

Total property and equipment	7,681	8,545
Marketable securities available-for-sale	1,500	2,230
Capitalized service and product development costs – net of accumulated amortization of $8,407 at December 31, 2003 and $6,934 at December 31, 2002	6,206	2,282
Goodwill	830	830
Other intangible assets – net of accumulated amortization of $6,483 at December 31, 2003 and $15,268 at December 31, 2002	504	9,857
Other assets	1,280	2,598

Total assets	$72,779	$81,666

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,586	$8,870
Accrued compensation	4,424	6,289
Accrued vacation	2,155	2,044
Deferred acquisition payments	2,500	2,500
Deferred revenue	2,733	1,605
Sublease loss accruals related to business restructuring	3,142	2,788
Other accrued liabilities	2,562	3,479
Current portion of note payable	284	1,070

Total current liabilities	24,386	28,645
Sublease loss accruals related to business restructuring	7,884	6,315
Note payable	—	290
Deferred rent and other	2,036	2,285

Total liabilities	34,306	37,535

Stockholders’ equity:
Preferred stock—$.001 par value; 10,000,000 shares authorized; none issued and outstanding	—	—
Common stock—$.001 par value; 60,000,000 shares authorized; 16,154,468 shares issued and 15,920,737 shares outstanding at December 31, 2003; and 16,032,353 shares issued and 15,801,253 shares outstanding at December 31, 2002;	254,973	251,914
Deferred compensation	(2,225)	(157)
Treasury stock; 233,731 shares at December 31, 2003 and 231,100 at December 31, 2002	(5,557)	(5,548)
Accumulated other comprehensive earnings (loss):
Unrealized gain on marketable securities available-for-sale	10	26
Cumulative translation adjustments	(193)	(229)
Accumulated deficit	(208,535)	(201,875)

Total stockholders’ equity	38,473	44,131

Total liabilities and stockholders’ equity	$72,779	$81,666

QRS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Twelve Months Ended December 31, 2003 and 2002

(Dollars in thousands)

(Unaudited)

	Twelve Months Ended December 31,
	2003	2002
Cash flows from operating activities:
Net loss	$(6,660)	$(4,074)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of property and equipment	4,831	5,034
Amortization of capitalized service and product development costs	1,473	1,908
Amortization of software licenses and other	1,298	1,163
Amortization of other intangible assets	3,283	3,485
Impairment loss	6,333	—
Stock-based compensation	501	615
Provision for allowance for doubtful accounts	33	670
Loss from disposal of property and equipment	63	801
Changes in assets and liabilities:
Accounts receivable	(552)	6,601
Prepaid expenses and other	(845)	(382)
Income taxes receivable	—	125
Accounts payable	(2,284)	(3,044)
Accrued compensation	(1,895)	(1,163)
Accrued vacation	111	(51)
Deferred revenue	1,128	(1,988)
Sublease loss accruals related to business restructuring	1,923	(5,319)
Other accrued liabilities	(1,265)	(348)
Deferred rent and other	69	802

Net cash provided by operating activities	7,545	4,835

Cash flows from investing activities:
Purchases of marketable securities available-for-sale	(15,970)	(6,160)
Sales and maturities of marketable securities available-for-sale	13,479	11,635
Purchases of property and equipment	(3,611)	(2,622)
Capitalization of service and product development costs	(5,397)	(1,352)
Other assets	933	(103)

Net cash (used in) provided by investing activities	(10,566)	1,398

Cash flows from financing activities:
Proceeds from employee stock purchase plan issuance	346	492
Exercise of stock options	174	608
Payments on note payable	(1,076)	(740)
Payments on capital lease obligations	(389)	(200)
Purchase of treasury stock	(9)	(18)

Net cash (used in) provided by financing activities	(954)	142

Effect of exchange rate on cash and cash equivalents	36	72

Net (decrease) increase in cash and cash equivalents	(3,939)	6,447
Cash and cash equivalents at beginning of period	35,358	28,911

Cash and cash equivalents at end of period	$31,419	$35,358

Cash paid for:
Taxes	$127	$116

Interest	$120	$123

Noncash investing and financing activities:
Property and equipment acquired through capital lease	$419	$550
Write-off of fully depreciated assets	$—	$6,211
Write-off of fully depreciated capitalized service and product development costs	$—	$3,722
Note payable exchanged for software licenses	$—	$2,100
Fair value of restricted stock awarded	$2,446	$—